Supplement Dated January 5, 2016
To The Statement of Additional Information
Dated April 27, 2015

JNL® Variable Fund

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective January 1, 2016, on page 36, in the section entitled "Managers and Officers of the JNL Variable Fund," under "Manager Compensation," please delete the first paragraph in its entirety and replace it with the following:

The Manager who is an "interested person" receives no compensation from the JNL Variable Fund.  Effective January 1, 2016, each disinterested Manager is paid by the Funds an annual retainer of $195,000, as well as a fee of $12,500 for each meeting of the Funds' Board attended.  The Chairman of the Funds' Board receives an additional annual retainer of $80,000.  The Chair of the Audit Committee receives an additional annual retainer of $25,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,000 for each in-person and telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $18,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $10,000 for his or her services in that capacity. If a Manager participates in a Board meeting by telephone, the Manager will receive half of the meeting fee.

This Supplement is dated January 5, 2016.